UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2012

Aon plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	1-7933	98-1030901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Devonshire Square, London, England (Address of Principal Executive Offices)	EC2M 4PL (Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

Aon plc (the “Company”) is filing this Current Report on Form 8-K in connection with the filing with the Securities and Exchange Commission (“SEC”) of a shelf registration statement on Form S-3 (the “Shelf Registration Statement”) relating to securities that may be offered from time to time by the Company or Aon Corporation (“Aon Delaware”), for the purpose of adding the Consolidated Statements of Comprehensive Income and Note 20, Note 21 and Note 22 (the “Additional Notes”) to Aon Delaware’s audited consolidated financial statements included in Part II, Item 8 of Aon Delaware’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 24, 2012 (the “2011 Annual Report”).  The Shelf Registration Statement supersedes the prior shelf registration statement on Form S-3 filed in June 2009 by Aon Delaware and reflects the Company’s becoming the ultimate holding company of the Aon group as of April 2, 2012 (the “Redomestication”).

The Company is providing Note 20 to the consolidated financial statements to provide condensed consolidating financial information in accordance with Rule 3-10 of Regulation S-X because the debt securities of Aon Delaware are fully and unconditionally guaranteed by the Company, and debt securities which may be issued by the Company or Aon Delaware may be fully and unconditionally guaranteed by the Company or Aon Delaware.

The Company is additionally revising its consolidated financial statements for the years ended December 31, 2011, 2010 and 2009 to reflect the retrospective application of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2011-05, “Presentation of Comprehensive Income,” as amended by ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05.”  In the first quarter of 2012, the Company adopted the guidance which revises the manner in which reporting entities present comprehensive income in their financial statements and does not change existing recognition and measurement requirements in the Company’s consolidated financial statements.  As described in Note 21, the Consolidated Statements of Comprehensive Income revises historical information to illustrate the new presentation required by these pronouncements for the periods presented.

The Company is providing Note 22 to update its financial statements regarding the Redomestication.

To reflect the Additional Notes and the Consolidated Statements of Comprehensive Income in the consolidated financial statements, Part II, Item 8 of the 2011 Annual Report is being amended in its entirety and is attached as Exhibit 99.

Because this Current Report is being filed only for the purpose described above and only affects the items specified above, the other information contained in the 2011 Annual Report remains unchanged.  No attempt has been made in this Current Report nor in Exhibit 99 to modify or update disclosures in the 2011 Annual Report, except with respect to the Additional Notes and Consolidated Statements of Comprehensive Income described above.

Item 9.01.                                          Financial Statements and Exhibits.

(a) - (c)          Not applicable.

(d)                                 Exhibits:

Exhibit Number	Description of Exhibit
23	Consent of Independent Registered Public Accounting Firm
99	Update to the Annual Report on Form 10-K for the year ended December 31, 2011 of Aon Corporation
101.INS	XBRL Report Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Calculation Linkbase Document
101.DEF	XBRL Taxonomy Definition Linkbase Document
101.PRE	XBRL Taxonomy Presentation Linkbase Document
101.LAB	XBRL Taxonomy Calculation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

	By:	/s/ Christa Davies
Christa Davies
Executive Vice President and Chief Financial Officer

Date: August 31, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23	Consent of Independent Registered Public Accounting Firm
99	Update to the Annual Report on Form 10-K for the year ended December 31, 2011 of Aon Corporation
101.INS	XBRL Report Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Calculation Linkbase Document
101.DEF	XBRL Taxonomy Definition Linkbase Document
101.PRE	XBRL Taxonomy Presentation Linkbase Document
101.LAB	XBRL Taxonomy Calculation Linkbase Document